Disclaimer

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	500 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	CLTV

7.501 - 8.000	1	48,200.00	0.18	7.750	689	92.17
8.001 - 8.500	8	368,485.52	1.38	8.380	693	95.68
8.501 - 9.000	23	1,371,901.62	5.14	8.795	669	98.84
9.001 - 9.500	46	2,724,978.90	10.20	9.218	710	99.69
9.501 - 10.000	153	10,212,560.11	38.24	9.791	669	99.90
10.001 - 10.500	39	1,789,784.44	6.70	10.244	679	99.62
10.501 - 11.000	57	3,370,712.40	12.62	10.707	638	99.86
11.001 - 11.500	71	2,864,018.40	10.72	11.293	661	99.70
11.501 - 12.000	63	2,332,666.50	8.73	11.875	632	99.19
12.001 - 12.500	37	1,557,885.66	5.83	12.263	625	99.48
12.501 - 13.000	1	28,000.00	0.10	12.625	644	100.00
13.001 - 13.500	1	35,633.80	0.13	13.050	636	99.97

Total:	500	26,704,827.35	100.00	10.299	664	99.62

Min: 7.750%
Max: 13.050%
Weighted Average: 10.299%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	CLTV

0.01 - 50,000.00	267	8,812,450.38	33.00	10.703	655	99.41
50,000.01 - 100,000.00	205	14,419,984.41	54.00	10.154	670	99.66
100,000.01 - 150,000.00	24	2,717,565.27	10.18	9.765	668	100.00
150,000.01 - 200,000.00	4	754,827.29	2.83	10.273	629	100.00

Total:	500	26,704,827.35	100.00	10.299	664	99.62

Min: $13,750.00
Max: $199,909.13
Average: $53,409.65

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Type	Loans	Balance	Balance	Coupon	Score	CLTV

30 Year Fixed	320	19,249,947.54	72.08	10.145	666	99.64
15 Year Balloon	168	7,015,681.54	26.27	10.675	658	99.55
20 Year Fixed	9	352,250.97	1.32	11.021	661	100.00
15 Year Fixed	3	86,947.30	0.33	11.076	648	100.00

Total:	500	26,704,827.35	100.00	10.299	664	99.62

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Lien Position	Loans	Balance	Balance	Coupon	Score	CLTV

2	500	26,704,827.35	100.00	10.299	664	99.62

Total:	500	26,704,827.35	100.00	10.299	664	99.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	500 records

			Percent of	Weighted	Weighted	Weighted
		Outstanding	Outstanding	Average	Average	Average
Remaining Term to Maturity	Number of	Principal	Principal	Gross	Credit	Orginal
(Months)	Mortgage	Balance	Balance	Coupon	Score	CLTV

169 - 180	171	7,102,628.84	26.60	10.679	658	99.56
229 - 240	9	352,250.97	1.32	11.021	661	100.00
349 - 360	320	19,249,947.54	72.08	10.145	666	99.64

Total:	500	26,704,827.35	100.00	10.299	664	99.62

Min: 176
Max: 360
Weighted Average: 309

			Percent of	Weighted	Weighted	Weighted
		Outstanding	Outstanding	Average	Average	Average
	Number of	Principal	Principal	Gross	Credit	Orginal
Seasoning (Months)	Mortgage	Balance	Balance	Coupon	Score	CLTV

0	213	10,830,020.00	40.55	10.380	664	99.55
1	97	5,059,132.31	18.94	10.434	660	99.87
2	157	8,861,804.23	33.18	10.282	661	99.59
3	24	1,511,186.13	5.66	9.568	682	99.39
4	9	442,684.68	1.66	9.605	675	99.76

Total:	500	26,704,827.35	100.00	10.299	664	99.62

Min: 0
Max: 4
Weighted Average: 1

			Percent of	Weighted	Weighted	Weighted
		Outstanding	Outstanding	Average	Average	Average
	Number of	Principal	Principal	Gross	Credit	Orginal
Original CLTV (%)	Mortgage	Balance	Balance	Coupon	Score	CLTV

85.01 - 90.00	7	316,155.21	1.18	8.978	659	90.00
90.01 - 95.00	30	1,294,097.97	4.85	10.578	651	94.89
95.01 - 100.00	463	25,094,574.17	93.97	10.301	664	99.99

Total:	500	26,704,827.35	100.00	10.299	664	99.62

Min: 89.95%
Max: 100.00%
Weighted Average: 99.62%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	500 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
FICO Score	Loans	Balance	Balance	Coupon	Score	CLTV

541 - 560	1	20,000.00	0.07	10.990	544	100.00
561 - 580	1	25,000.00	0.09	11.990	567	100.00
581 - 600	4	159,050.00	0.60	11.949	599	99.99
601 - 620	61	2,844,264.57	10.65	11.316	612	99.73
621 - 640	123	5,745,435.68	21.51	10.663	631	99.23
641 - 660	92	5,315,283.52	19.90	10.238	650	99.62
661 - 680	85	5,085,572.31	19.04	10.058	669	99.83
681 - 700	58	3,057,485.71	11.45	10.121	689	99.79
701 - 720	31	1,685,103.63	6.31	9.807	710	99.42
721 - 740	19	1,093,785.65	4.10	9.439	728	99.74
741 - 760	14	844,732.84	3.16	9.667	748	100.00
761 - 780	5	403,532.62	1.51	9.267	768	100.00
781 - 800	6	425,580.82	1.59	9.142	786	99.54

Total:	500	26,704,827.35	100.00	10.299	664	99.62

Min: 544
Max: 796
Weighted Average: 664

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	CLTV

Purchase	420	22,812,349.91	85.42	10.320	666	99.75
Cashout	75	3,676,694.43	13.77	10.153	647	98.84
Rate/Term Refinance	5	215,783.01	0.81	10.606	641	99.06

Total:	500	26,704,827.35	100.00	10.299	664	99.62

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Property Type	Loans	Balance	Balance	Coupon	Score	CLTV

Single Family	399	21,302,856.69	79.77	10.303	660	99.64
Condo	50	2,453,058.78	9.19	10.100	677	99.92
3-4 Unit	23	1,368,313.19	5.12	10.902	676	98.73
Townhouse	20	998,072.25	3.74	9.857	678	99.52
Duplex	8	582,526.44	2.18	10.321	671	100.00

Total:	500	26,704,827.35	100.00	10.299	664	99.62

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Documentation Type	Loans	Balance	Balance	Coupon	Score	CLTV

NIV	351	20,372,806.48	76.29	10.313	669	99.59
Full	140	5,863,936.89	21.96	10.236	643	99.73
Stated	4	209,678.91	0.79	10.358	686	99.07
12 Month Bank Statements	4	189,429.72	0.71	10.397	652	99.99
24 Month Bank Statements	1	68,975.35	0.26	10.990	619	100.00

Total:	500	26,704,827.35	100.00	10.299	664	99.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	500 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Occupancy Type	Loans	Balance	Balance	Coupon	Score	CLTV

Owner Occupied	500	26,704,827.35	100.00	10.299	664	99.62

Total:	500	26,704,827.35	100.00	10.299	664	99.62

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Grade	Loans	Balance	Balance	Coupon	Score	CLTV

A	441	24,105,356.83	90.27	10.175	669	99.61
B	58	2,579,470.52	9.66	11.449	609	99.70
C	1	20,000.00	0.07	10.990	544	100.00

Total:	500	26,704,827.35	100.00	10.299	664	99.62

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	CLTV

California	194	14,040,818.18	52.58	9.945	667	99.63
Florida	87	3,595,108.47	13.46	10.742	663	99.71
Illinois	29	1,411,726.33	5.29	10.761	670	99.56
Nevada	20	1,037,009.40	3.88	9.856	675	100.00
Virginia	14	785,537.23	2.94	10.247	690	100.00
Massachusetts	10	670,784.35	2.51	11.288	647	98.88
North Carolina	23	670,402.88	2.51	10.790	651	99.71
Washington	7	518,935.62	1.94	9.637	633	100.00
Rhode Island	11	517,254.85	1.94	11.231	659	98.32
Arizona	16	517,226.36	1.94	10.684	653	99.79
Michigan	14	452,950.97	1.70	10.749	647	100.00
Maryland	9	394,849.03	1.48	11.151	666	100.00
Connecticut	7	325,076.37	1.22	11.111	669	98.81
Colorado	8	308,058.46	1.15	9.431	642	99.11
Pennsylvania	9	284,689.28	1.07	11.479	639	99.69
Wisconsin	7	270,100.00	1.01	11.450	633	100.00
Tennessee	12	250,308.68	0.94	11.386	624	99.98
Ohio	7	177,021.16	0.66	11.332	652	100.00
Georgia	4	144,943.72	0.54	11.688	625	96.56
Oregon	3	116,168.42	0.44	9.987	691	100.00
Indiana	4	87,662.51	0.33	11.348	637	99.97
Minnesota	1	40,200.00	0.15	9.340	661	100.00
Missouri	2	35,395.08	0.13	12.319	613	97.46
Idaho	1	27,200.00	0.10	9.250	638	100.00
Kentucky	1	25,400.00	0.10	10.150	646	100.00

Total:	500	26,704,827.35	100.00	10.299	664	99.62

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	CLTV

0	153	6,630,290.69	24.83	10.627	654	99.58
1	12	552,888.65	2.07	11.348	658	98.42
2	29	1,765,797.38	6.61	9.742	672	99.49
3	306	17,755,850.63	66.49	10.199	666	99.69

Total:	500	26,704,827.35	100.00	10.299	664	99.62

Loans with Penalty: 75.17%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.